[dreyfus lion "d" logo]                          (reg.tm)

[dreyfus logo]                                  (reg.tm)

DREYFUS SHORT-INTERMEDIATE

GOVERNMENT FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              542SA985

Short-Intermediate

Government Fund

Semi-Annual

Report

May 31, 1998




DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus Short-Intermediate Government Fund. For the six-month reporting period ended May 31, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 3.33%.* Income dividends paid from net investment income during the period amounted to approximately $0.376, representing an annualized distribution rate per share of 6.99%.**

THE ECONOMY

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories; that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the direction of Federal Reserve Board (the Fed) monetary policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed's status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge each other for the use of Federal Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector during the reporting period, giving retailers some of their best months in a decade. The buoyant stock market, low unemployment rate and absence of inflation encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car and truck sales are at ten-year highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4%. The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Fed. The wage rate increase of 4.4% (above), compared to 3.7% and 3.1% in the two previous years, illustrates the upward creep of wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in our economy might be disturbed.

MARKET ENVIRONMENT

  The bond market has been very strong from a fundamental point of view. Everything from reduced supply of U.S. Treasury debt, to the Asian crisis, to falling commodity prices have worked in the bond market's favor.

  At the time of this letter, it is very hard to find any sentiment regarding the bond market that is not bullish. There are several popular themes which have produced this optimism in the bond market. The first is that Japan will never put forth a credible financial package, which is a key element to ending the Asian crisis. Second, OPEC members will never actually adhere to any agreed upon cutbacks in oil production, which will keep oil prices from rising. Also, yields remain too high on a global basis. On the domestic front, inflation is viewed as nonexistent, and most forecasters are signalling it might never reappear. The manufacturing sector of the U.S. economy has been signaling much slower growth ahead. Investors are extrapolating from this signal that the rest of the economy will be slowing shortly.

  The 30-year Treasury bond has been trading in a range of 5.5% to 5.85%. Currently, the yield is in the lower end of that range. The above-mentioned themes are some of the major causes that have caused bonds to remain at the lower end of the range. In recognition that the above themes are priced in, we have begun to question whether the bond market has become too euphoric

  When viewing the above bond market themes, you can see that they are somewhat intertwined. If one of them were to change, the others would be impacted as well. The Japanese fiscal reform or policy change could have the biggest impact on the direction of the others. While it will take years for recoveries to be in place for Asia, the direction is important. If the fiscal package from Japan is credible and sizable, the financial markets will begin to assume that the worst is behind. This should in turn lift commodity prices as people anticipate a greater need in the future. The "zero inflation" scenario could be hindered by any rise in commodity prices. In fact, core inflation in the U.S. has been moving up. If it were not for the Asian crisis' impacting commodity prices, fewer people would be proclaiming inflation is dead.

  While only time will tell, the external pressure being exerted on Japan to reform is great by any historical standards. It is our opinion that Japan will reform sooner than the markets are anticipating, but we are less enthusiastic about the prediction that rates will fall precipitously further without more defining news on the bond market themes discussed above.

PORTFOLIO OVERVIEW

  In light of our apprehension for a continued bond market rally, we believe that a neutral stance in duration is warranted. At this time, going forward, we anticipate that the effective target duration will be in the area of 2.5 years. Over the last six months, the effective duration of the Fund has been at three years, which has worked out well as rates have declined over that time.

  During the reporting period, we positioned the Fund in an effort to take advantage of a flatter yield curve, which worked well. However, we believe that positioning the Fund for a steepening yield curve might be warranted in the future. The reasons for this are twofold. First, if inflation picks up, even minimally, we expect 30-year Treasury bonds to underperform shorter maturity Treasuries (inflation will eat away at longer maturities). Or, if the economy really does slow down, we believe that the Fed will remove their tightening bias which could help shorter maturities to outperform longer-term Treasuries. Second, in economic slowdowns banks could tend to invest capital because loan demand slows. This could mean increased interest in purchasing shorter maturity securities.

  We purchased GNMA ARMs 5.5% for the Fund. Our view was that because of decreased supply, these securities could be in greater demand. The demand could come from mortgage investors who are looking for less prepayment exposure (ARMs tend not to prepay because of the lower coupon and incentives). We do not anticipate an increase in the supply of GNMA ARMs until October. The Fund will continue to hold these securities until we get closer in time to the anticipated new supply, at which point we will review our strategy.

  The Fund is also investing in the Treasury Inflation Protected Securities market (TIPS). We believe these securities currently represent relative value versus regular Treasury securities. Currently, the 5-year Treasury note is yielding 5.80% and a conservative inflation assumption is 2%. The 5.80% yield minus 2% inflation leaves a real return of 3.8%. Compare this to 5-year TIPS which are yielding 3.93%, which is 13 basis points cheaper.

  We appreciate your business and look forward to continuing to help serve your financial needs.

               Very truly yours,


               [Gerald E. Thunelius signature logo]


               Gerald E. Thunelius

               Portfolio Manager

June 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
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STATEMENT OF INVESTMENTS                             MAY 31, 1998 (UNAUDITED)

                                                                                                   Principal
Bonds and Notes--88.0%                                                                              Amount          Value
--------------------------------------------------
                                                                                                _____________     ___________
U.S. Government Agency--21.1%

Federal National Mortgage Association:

 Medium-Term Notes,

    6.10%, 5/21/2003                                                                            $  15,075,000     $  15,029,775

  Notes,

    8.50%, 2/1/2005                                                                                80,230,000        83,743,272

                                                                                                                  _____________

                                                                                                                     98,773,047

                                                                                                                  _____________

U.S. Government Agency/Mortgage-Backed--14.9%

Federal Home Loan Mortgage, REMIC,

 Multiclass Mortgage Participation Ctfs.,

 Ser. 1978, Cl. PH, 7%, 1/15/2024

  (Interest Only Obligation)                                                                        5,878,907 (a)     1,019,285

Federal National Mortgage Association:

  9%, 7/1/2024                                                                                      7,383,810         7,886,796

  REMIC Trust, Gtd. Pass-Through Ctfs.:

    Ser. 1997-56, Cl. PM, 7%, 6/18/2026

    (Interest Only Obligation)                                                                      3,000,000 (a)       858,270

    Ser. 1992-103, Cl. G, 7.50%, 8/25/2018                                                          4,496,933         4,515,326

Government National Mortgage Association ll,

 Adjustable Rate Mortgage,

  5%, 4/20/2028                                                                                    55,902,197        55,692,564

                                                                                                                  _____________

                                                                                                                     69,972,241

                                                                                                                  _____________

U. S. Treasury Bonds--33.1%

  11.75%, 2/15/2001                                                                                 7,000,000         8,094,170

  13.125%, 5/15/2001                                                                               18,600,000        22,430,298

  13.375%, 8/15/2001                                                                                9,000,000        11,040,300

  15.75%, 11/15/2001                                                                               16,400,000        21,611,592

  11.875%, 11/15/2003                                                                              30,000,000        38,677,500

  11.625%, 11/15/2004                                                                              18,000,000        23,772,060

  11.75%, 2/15/2010                                                                                 5,000,000         6,655,400

  6.125%, 11/15/2027                                                                               22,000,000        23,002,760

                                                                                                                  _____________

                                                                                                                    155,284,080

                                                                                                                  _____________

U.S. Treasury Inflation Protection Securities--2.8%

  3.635%, 7/15/2002                                                                                10,000,000 (b)    10,007,433

  3.625%, 4/15/2028                                                                                 3,000,000 (b)     2,992,067

                                                                                                                  _____________

                                                                                                                     12,999,500

                                                                                                                  _____________

U.S. Treasury Notes--16.1%

  8.50%, 11/15/2000                                                                                50,000,000        53,364,000

  5.625%, 5/15/2001                                                                                 1,000,000         1,002,520

  8%, 5/15/2001                                                                                    20,000,000        21,312,400

                                                                                                                  _____________
                                                                                                                     75,678,920
                                                                                                                  _____________

TOTAL BONDS AND NOTES
  (cost $414,925,186)                                                                                              $412,707,788
                                                                                                                  =============

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                 MAY 31, 1998 (UNAUDITED)

                                                                                               Principal
Short-Term Investments--11.3%                                                                    Amount              Value
-------------------------------------------------------
                                                                                             _____________       ____________


Repurchase Agreements;

Barclays De Zoette, 5.50%,

 dated 5/29/1998, due 6/1/1998 in the amount of

 $53,122,337 (fully collateralized by $53,015,000

 U.S. Treasury Notes, 5.875%, 2/28/1999,

 value $53,900,351)

  (cost $53,098,000)                                                                            $  53,098,000     $  53,098,000
                                                                                                                  =============


TOTAL INVESTMENTS

  (cost $468,023,186)                                                                                   99.3%      $465,805,788

                                                                                                     =======      =============


CASH AND RECEIVABLES (NET)                                                                                .7%    $    3,318,728

                                                                                                     =======      =============


NET ASSETS                                                                                             100.0%      $469,124,516

                                                                                                     =======      =============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Notional face amount shown.

(b)Interest rate changes based on principal adjustments linked to changes in the Consumer Price Index.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
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STATEMENT OF ASSETS AND LIABILITIES                  MAY 31, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                _____________     _____________
ASSETS:             Investments in securities--See Statement of Investments

                                   (including Repurchase Agreements of
                                   $53,098,000)--Note 1(b)                                       $468,023,186      $465,805,788
                                 Cash                                                                                   460,439
                                 Interest receivable                                                                  4,432,691
                                 Receivable for shares of Beneficial Interest subscribed                                629,363
                                 Prepaid expenses and other assets                                                      107,395
                                                                                                                  _____________
                                                                                                                    471,435,676
                                                                                                                  _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          256,605
                                 Payable for shares of Beneficial Interest redeemed                                   1,943,908
                                 Accrued expenses                                                                       110,647
                                                                                                                   ____________
                                                                                                                      2,311,160
                                                                                                                  _____________
NET ASSETS                                                                                                         $469,124,516
                                                                                                                  =============
REPRESENTED BY:                  Paid-in capital                                                                   $507,041,392
                                 Accumulated undistributed investment income--net                                       264,380
                                 Accumulated net realized gain (loss) on investments                               (35,963,858)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b)                                                        (2,217,398)
                                                                                                                  _____________
NET ASSETS                                                                                                         $469,124,516
                                                                                                                  =============



SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       43,459,259

NET ASSET VALUE, offering and redemption price per share                                                                 $10.79

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
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STATEMENT OF OPERATIONS             SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income                                                                    $18,232,955

EXPENSES:                        Management fee--Note 3(a)                                       $  1,185,856

                                 Shareholder servicing costs--Note 3(b)                               310,527

                                 Custodian fees--Note 3(b)                                             36,747

                                 Registration fees                                                     32,493

                                 Prospectus and shareholders' reports                                  29,820

                                 Trustees' fees and expenses--Note 3(c)                                26,097

                                 Professional fees                                                     14,581

                                 Loan commitment fees--Note 2                                           3,564

                                 Miscellaneous                                                          8,762

                                                                                                 ____________

                                       Total Expenses                                                                 1,648,447

                                                                                                                   ____________

INVESTMENT INCOME--NET                                                                                               16,584,508

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments:

                                   Long transactions                                             $  1,876,302

                                   Short sale transactions                                         (1,286,992)

                                                                                                 ____________

                                       Net Realized Gain (Loss)                                                         589,310

                                 Net unrealized appreciation (depreciation) on investments                           (1,577,208)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                 (987,898)

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $15,596,610

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Six Months Ended
                                                                                      May 31, 1998             Year Ended
                                                                                       (Unaudited)          November 30, 1997
                                                                                   __________________      __________________
OPERATIONS:
   Investment income--net                                                              $  16,584,508           $  32,226,732
   Net realized gain (loss) on investments                                                   589,310              (4,272,981)
   Net unrealized appreciation (depreciation) on investments                              (1,577,208)             (3,087,033)
                                                                                      _____________            _____________
       Net Increase (Decrease) in Net Assets Resulting from Operations                    15,596,610              24,866,718
                                                                                      _____________            _____________
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net                                                                (16,516,750)            (32,117,940)
                                                                                      _____________            _____________
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold                                                          79,745,940             257,592,878

   Dividends reinvested                                                                   13,293,019              25,557,245

   Cost of shares redeemed                                                              (111,166,503)           (357,046,165)
                                                                                      _____________            _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (18,127,544)             (73,896,042)
                                                                                      _____________            _____________

          Total Increase (Decrease) in Net Assets                                        (19,047,684)            (81,147,264)
NET ASSETS:
   Beginning of Period                                                                   488,172,200             569,319,464
                                                                                      _____________            _____________

   End of Period                                                                       $469,124,516             $488,172,200
                                                                                      =============            =============

UNDISTRIBUTED INVESTMENT INCOME--NET                                              $        264,380         $        196,622
                                                                                      _____________            _____________

                                                                                        Shares                   Shares
                                                                                      _____________            _____________
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                           7,356,610              23,825,894

   Shares issued for dividends reinvested                                                1,228,285               2,366,805

   Shares redeemed                                                                     (10,260,020)            (33,041,278)

                                                                                    _____________            _____________

       Net Increase (Decrease) in Shares Outstanding                                    (1,675,125)             (6,848,579)
                                                                                    ==============           =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
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FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                        Six Months Ended
                                                         May 31, 1998                   Year Ended November 30,
                                                                            ___________________________________________________

PER SHARE DATA:                                           (Unaudited)        1997       1996       1995       1994      1993
                                                          __________        ______     ______     ______    ______     ______
   Net asset value, beginning of period                    $10.82          $10.95      $11.06     $10.57    $11.45     $11.58
                                                            ______          ______     ______     ______    ______     ______

   Investment Operations:
   Investment income--net                                     .38             .66         .65        .73       .76        .78
   Net realized and unrealized gain (loss)

       on investments                                        (.03)           (.13)       (.11)       .49      (.82)       .14
                                                            ______          ______     ______     ______    ______     ______
   Total from Investment Operations                           .35              .53        .54       1.22      (.06)       .92
                                                            ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                     (.38)            (.66)      (.65)      (.73)     (.76)      (.78)

   Dividends from net realized gain on investments            --               --        --         --        (.06)      (.27)

                                                            ______          ______     ______     ______    ______     ______

   Total Distributions                                       (.38)            (.66)     (.65)      (.73)      (.82)     (1.05)

                                                            ______          ______     ______     ______    ______     ______

   Net asset value, end of period                          $10.79           $10.82    $10.95     $11.06     $10.57     $11.45

                                                            ======          ======     ======     ======    ======     ======


TOTAL INVESTMENT RETURN                                    6.68%(1)           4.93%      5.08%     11.91%     (.57%)     8.29%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                  .70%(1)            .74%       .74%       .66%      .47%       .40%

   Ratio of net investment income

       to average net assets                                6.99%(1)          6.13%      5.99%      6.73%     6.91%      6.75%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager                     --               .01%       --         .09%      .30%       .35%

   Portfolio Turnover Rate                                 457.60%(2)       818.39%    594.44%    387.60%   695.60%    317.00%

   Net Assets, end of period (000's Omitted)             $469,125         $488,172   $569,319   $573,681   $496,513   $551,543
-----------------------------
(1)  Annualized.
(2)  Not annualized

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Short-Intermediate Government Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
("Mellon").   Premier Mutual Fund Services, Inc. is the distributor of the
Fund's shares, which are sold to the public without a sales charge.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

  (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Fund has an unused capital loss carryover of approximately $36,573,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $26,610,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004 and $4,273,000 expires in fiscal 2005.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11-2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. No expense reimbursement was required for the period ended May 31, 1998.

  (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $121,791 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $103,469 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended May 31, 1998, the Fund was charged $36,747 pursuant to the custody agreement.

  (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended May 31, 1998:


                                                                                    Purchases           Sales

                                                                                 ________________  ________________
Long transactions           .....................................................  $2,200,017,827    $2,265,621,737

Short sale transactions            ..............................................     354,533,984       353,246,992

                                                                                 ________________  ________________

   Total          ...............................................................  $2,554,551,811    $2,618,868,729

                                                                                 ================  ================


DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At May 31, 1998, there were no securities sold short outstanding.

  (b) At May 31, 1998, accumulated net unrealized depreciation on investments was $2,217,398 consisting of $446,739 gross unrealized appreciation and $2,664,137 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).